UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 21, 2023

GERON CORPORATION

(Exact name of registrant as specified in its charter)

___________

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Blvd., Suite 250

Foster City, CA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On February 21, 2023, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Geron Corporation (the “Company” or “Geron”) approved an increase to the annual performance-based bonus target for Andrew J. Grethlein, Ph.D., the Company’s Executive Vice President and Chief Operating Officer, from 45% to 50% of his annual base salary, effective January 1, 2023, in line with industry market data.

On February 22, 2023, the Board, upon the recommendation of the Compensation Committee, approved an increase to the to the annual performance-based bonus target for John A. Scarlett, M.D., the Company’s President, Chief Executive Officer and Chairman of the Board, from 60% to 65% of his annual base salary, effective January 1, 2023, in line with industry market data.

Departure of Director

On February 22, 2023, Karin Eastham, a Class III member of the Company’s Board, notified the Board of her retirement from the Company’s Board after 13 years of service on the Company’s Board and imetelstat’s achievement of positive top-line results in the IMerge Phase 3 trial in lower risk myelodysplastic syndromes. As such, she will not stand for re-election at the Company’s upcoming 2023 Annual Meeting of Stockholders. Ms. Eastham’s decision not to stand for re-election was not due to any disagreement with the Company, the Board or the management of the Company on any matter relating to the Company’s operations, policies or practices. The effective date of departure for Ms. Eastham will be May 31, 2023, the expected date of the Company’s 2023 Annual Meeting of Stockholders. Until her departure from the Board, Ms. Eastham will continue to serve on the Audit Committee and the Compensation Committee of the Board, as well as Lead Independent Director for the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	February 23, 2023	By:	/s/ Stephen Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary